UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

FLUX POWER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25909	86-0931332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Poinsettia Avenue, Suite A, Vista, California (Address of Principal Executive Offices)	92081 (Zip Code)

877-505-3589
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry Into A Material Definitive Agreement.

On January 13, 2014, we accepted a subscription agreement (“Subscription Agreement”) from Esenjay Investments LLC, our major stockholder and principal credit line holder (“Esenjay”) pursuant to which we sold Esenjay 10 Units (“Units”) for an aggregate purchase price of $600,000, or $60,000 per Unit, of which (i) $200,000 was paid in cash, and (ii) $400,000 was paid in the form of forgiveness of $400,000 of principal amount outstanding under the Esenjay Secondary Revolving Promissory Note for Operating Capital dated October 1, 2011 for $1,000,000, as amended (“Note”).  Each Unit consisted of 1,000,000 shares of our common stock and 500,000 warrants.  In connection with Esenjay’s purchase of the Units, we issued 10,000,000 shares of our common stock (the “Shares”) and warrants to purchase up to 5,000,000 shares of our common stock, at an exercise price of $0.20 per share until January 13, 2019 (the “Warrants”).

Michael Johnson, our director, is a director and shareholder of Esenjay.  As further described in our Form 10-K for the fiscal year ended June 30, 2013, Esenjay is our primary credit line holder and in addition to the Note discussed above, we have a line of credit with Esenjay for $1,500,000 and a bridge loan for $250,000.

The foregoing description of the terms of the respective Subscription Agreement and Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the respective agreement, a copy of which is filed hereto as Exhibits 4.1 and 10.1.

Item 3.02       Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The securities offered and sold to Esenjay have not been registered under the Securities Act of 1933, as amended (“Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The securities were offered and sold to investors in reliance upon exemptions from registration pursuant to Rule 506 promulgated thereunder.  Esenjay  qualified as an “accredited investor” (as defined by Rule 501 under the Securities Act).

Item 8.01       Other Events.

The information relating to the offer and sale of our Units under Items 1.01 and 3.02 is being provided pursuant to Rule 135c under the Securities Act.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description

4.1	Warrant
10.1	Subscription Agreement dated January 13, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.,
A Nevada Corporation

Dated: January 13, 2014	/s/ Ronald Dutt
Ronald Dutt, Interim Chief Executive Officer and
Chief Financial Officer